UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

PLUG POWER INC.

(Exact name of registrant as specified in charter)

Delaware	1-34392	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany-Shaker Road, Latham, New York 12110

(Address of Principal Executive Offices) (Zip Code)

(518) 782-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Plug Power Inc., a Delaware corporation (“Plug Power”), is filing this Amendment No. 1 (“Amendment No. 1”) to amend and supplement the Current Report on Form 8-K filed by Plug Power on April 2, 2014 (the “Initial Form 8-K”).  The Initial Form 8-K reported that on April 2, 2014, Plug Power, through its wholly-owned subsidiary Emergent Power Inc., completed the acquisition of substantially all of the assets of ReliOn, Inc. (“ReliOn”).  The Initial Form 8-K also indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment to the Initial Form 8-K no later than 71 calendar days after the date the Initial Form 8-K was required to be filed. This Amendment No. 1 amends and supplements the Initial Form 8-K to include the audited financial statements of ReliOn and the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X in connection with the acquisition of ReliOn. No other amendments to the Initial Form 8-K are being made by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

This report contains statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including the pro forma financial information attached hereto and incorporated by reference. The pro forma financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma financial information or the estimates and assumptions used in preparing the pro forma financial information. The pro forma financial information and other forward-looking statements contain projections of our future results of operations or of our financial position or state other forward-looking information. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned not to unduly rely on forward-looking statements because they involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to: the risk that we are unable to successfully integrate ReliOn’s business and operations and fully realize the anticipated benefits and synergies from combining our business with ReliOn’s business; the risk that we continue to incur losses and might never achieve or maintain profitability, the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue, in whole or in part; the risk that a loss of one or more of our major customers could result in a material adverse effect on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims and contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls or key personnel; risks related to the use of flammable fuels in our products; the risk that pending orders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the risk that our actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our products, including GenDrive systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully expand internationally; our ability to improve system reliability for our GenDrive systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; risks associated with potential future acquisitions; and other risks and uncertainties discussed under “Item IA—Risk Factors” in Plug Power’s annual report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission (“SEC”) on March 31, 2014 and the reports Plug Power filed from time to time with the SEC. These forward-looking statements speak only as of the date on which the statements were made and are not guarantees of future performance. Except as may be required by applicable law, we do not undertake or intend to update any forward-looking statements after the date of this report.

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(a) Financial Statements of Businesses Acquired.

Audited financial statements of ReliOn, Inc. as of and for the year ended December 31, 2013, which are included in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Condensed Combined Financial Information.

Unaudited pro forma condensed combined financial statements for the year ended December 31, 2013, and as of and for the three months ended March 31, 2014 which are included in Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

23.1	Consent of BDO USA, LLP, Independent Accountants for ReliOn, Inc.

99.1	Audited financial statements of ReliOn, Inc. as of and for the year ended December 31, 2013.

99.2	Unaudited pro forma condensed combined financial statements of Plug Power Inc. for the year ended December 31, 2013, and as of and for the three months ended March 31, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: June 16, 2014	By:	/s/ Andrew Marsh
Andrew Marsh
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO USA, LLP, Independent Accountants for ReliOn, Inc.

99.1	Audited financial statements of ReliOn, Inc. as of and for the year ended December 31, 2013

99.2	Unaudited pro forma condensed combined financial statements of Plug Power Inc. for the year ended December 31, 2013, and as of and for the three months ended March 31, 2014.

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